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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 2, 2004
                                                         ----------------


                              DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   001-05424                 58-0218548
  -----------------------------      ------------           -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


                   P.O. BOX 20706, ATLANTA, GEORGIA 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                  Registrant's Web site address: WWW.DELTA.COM

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On November 2, 2004, Delta issued a press release announcing the results to date of its pending exchange offer. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

        Exhibit 99.1   Press Release dated October 13, 2004, titled
                      "Delta Announces Results To Date of Exchange Offer."


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DELTA AIR LINES, INC.


                                           By:  /S/ EDWARD H. BASTIAN
                                              -----------------------------
                                                Edward H. Bastian
                                                Senior Vice President - Finance
                                                and Controller
Date: November 2, 2004


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

      99.1 Press Release dated November 2, 2004, titled "Delta Announces Results To Date of Exchange Offer."